MOONEY AEROSPACE GROUP, LTD.

                       CONVERTIBLE NOTE PURCHASE AGREEMENT


         This Convertible Note Purchase Agreement (the "Agreement"), dated as of August 9, 2006, is entered into by and among Mooney Aerospace Group, Ltd., a Delaware corporation (the "Company") with its principal place of business at 165 Al Mooney Road North, Kerrville, Texas 78028, and Alpha Holdings Anstalt, a business entity organized under the laws of Liechtenstein with a principal place of business at Pradafant7, Furstentums 9490, Vaduz, Liechtenstein (the "Purchaser"). In consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

      1. Authorization; Issuance of Promissory Note. Sale of Note. At the Closing (as defined below), the Company agrees to issue and sell to the Purchaser, and, subject to all of the terms and conditions hereof, the Purchaser agrees to purchase an unsecured convertible promissory note in the form of Exhibit A hereto (the "Note"). At the Closing, the Company will deliver to the Purchaser the Note to be purchased by Purchaser, against receipt by the Company of $600,000 (the "Purchase Price") by wire transfer of immediately available funds to an account designated by the Company.

      2. The Closing. Subject to the terms and conditions of this Agreement, the closing (the "Closing") of the sale and purchase of the Note shall take place at the offices of the Company (or remotely via the exchange of documents and signatures) on the date of this Agreement (the "Closing Date"). At the Closing:

                  (a) the Company shall deliver to the Purchaser a Promissory
Note in the principal amount of $600,000, registered in the name of such Purchaser; and

                  (b) the Purchaser shall pay to the Company, by wire transfer of immediately available funds, cancellation of indebtedness or other method acceptable to the Company, the Purchase Price for the Note being purchased. In the event that payment by a Purchaser is made, in whole or in part, by cancellation of indebtedness, then such Purchaser shall surrender to the Company for cancellation at the Closing any evidence of such indebtedness or shall execute an instrument of cancellation in form and substance acceptable to the Company.

      3. Representations of the Company. The Company hereby represents and warrants to Purchaser that the statements contained in this Section 3 are complete and accurate as of the date of this Agreement.

            3.1 Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as presently conducted and as proposed to be conducted by it and to enter into and perform this Agreement and to carry out the transactions contemplated by this Agreement and the Note. The Company is duly qualified to do business as a foreign corporation and is in good standing in the State of Texas and in every other jurisdiction in which the failure so to qualify would have a material adverse effect on the business, prospects, assets or condition (financial or otherwise) of the Company (a "Company Material Adverse Effect"). The Company has furnished to the Purchaser complete and accurate copies of its Certificate of Incorporation and By-laws, each as amended to date and presently in effect. The Company has at all times complied with all provisions of its Certificate of Incorporation and By-laws and is not in default under, or in violation of, any such provision.

            3.2 Issuance of Note and Conversion Shares. The issuance, sale and delivery of the Note in accordance with this Agreement, has been, or will be on or prior to the Closing, duly authorized by all necessary corporate action. The issuance, sale and delivery of the shares of Common Stock, $.01 par value into which the Note is convertible in accordance with this Agreement, have been, or will be on or prior to the Closing, duly authorized by all necessary corporate action on the part of the Company, and all such shares have been duly reserved for issuance. The Common Stock when so issued, sold and delivered against payment therefor in accordance with the provisions of this Agreement, when issued upon such conversion, will be duly and validly issued, fully paid and nonassessable.

            3.3 Authority for Agreement; No Conflict. The execution, delivery and performance by the Company of this Agreement and the Note, and the consummation by the Company of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action. This Agreement has been, and the Note when executed at the Closing will be, duly executed and delivered by the Company and constitute valid and binding obligations of the Company enforceable in accordance with their respective terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting generally the enforcement of creditors' rights and subject to a court's discretionary authority with respect to the granting of a decree ordering specific performance or other equitable remedies. The execution and delivery of this Agreement and the Note, the consummation of the transactions contemplated hereby and thereby and the compliance with their respective provisions by the Company will not (a) conflict with or violate any provision of the Certificate of Incorporation or By-laws of the Company, (b) require on the part of the Company any filing with, or any permit, order, authorization, consent or approval of, any court, arbitrational tribunal, administrative agency or commission or other governmental or regulatory authority or agency (each of the foregoing is hereafter referred to as a "Governmental Entity"), (c) conflict with, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of obligations under, create in any party the right to accelerate, terminate, modify or cancel, or require any notice, consent or waiver under, any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, Security Interest (as defined below) or other arrangement to which the Company is a party or by which the Company is bound or to which its assets are subject, (d) result in the imposition of any Security Interest upon any assets of the Company or (e) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any of its properties or assets. For purposes of this Agreement, "Security Interest" means any mortgage, pledge, security interest, encumbrance, charge of any kind, option, conditional sale agreement, right of first refusal, first offer, termination, participation or purchase (including any agreement to give any of the foregoing) or other lien (whether arising by contract or by operation of law).

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

            3.4 Governmental Consents. (a) No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any Governmental Entity is required on the part of the Company in connection with the offer, issuance, sale and delivery of the Notes or the Common Stock, the execution and delivery of the Note or the other transactions to be consummated at the Closing, as contemplated by this Agreement and the Note, except such filings as shall have been made prior to and shall be effective on and as of the Closing and such filings required to be made after the Closing under applicable federal and state securities laws. Based on the representations made by the Purchaser in Section 4 of this Agreement, the offer and sale of the Note to the Purchaser will be in compliance with applicable federal and state securities laws.

      4. Representations of the Purchaser. The Purchaser represents and warrants to the Company as follows:

            4.1 Investment. Purchaser is acquiring the Note and, upon conversion thereof, the Common Stock, for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and, except as contemplated by this Agreement, Purchaser has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof. Purchaser is an "accredited investor" as defined in Rule 501(a) under the Securities Act.

            4.2 Authority. Purchaser has full power and authority to enter into and to perform this Agreement in accordance with their terms. Purchaser represents that it has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Company.

            4.3 Experience. Purchaser has carefully reviewed the representations concerning the Company contained in this Agreement and has made detailed inquiry concerning the Company, its business and its personnel; the officers of the Company have made available to Purchaser any and all written information which it has requested and have answered to Purchaser's satisfaction all inquiries made by Purchaser; and Purchaser has sufficient knowledge and experience in finance and business that it is capable of evaluating the risks and merits of its investment in the Company and such Purchaser is able financially to bear the risks thereof.

      5. Transfer of Restricted Securities

            5.1 Restricted Securities. "Restricted Shares" means (i) the Note, and (ii) the shares of Common Stock issued or issuable upon conversion of the Note; provided, however, that shares of Common Stock which are Restricted Securities shall cease to be Restricted Securities (x) upon any sale pursuant to a registration statement under the Securities Act, Section 4(1) of the Securities Act or Rule 144 under the Securities Act or (y) at such time as they become eligible for sale under Rule 144(k) under the Securities Act or other exemption.

            5.2 Requirements for Transfer.

                  (a) Restricted Securities shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act, or (ii) the Company first shall have been furnished with an opinion of legal counsel to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.

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

                  (b) Notwithstanding the foregoing, no registration or opinion of counsel shall be required for (i) a transfer by Purchaser to an Affiliated Party (as such term is defined below) of such Purchaser, (ii) a transfer by Purchaser which is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner, or (iii) a transfer by Purchaser which is a limited liability company to a member of such limited liability company or a retired member who resigns after the date hereof or to the estate of any such member or retired member; provided that the transferee in each case agrees in writing to be subject to the terms of this Section 5 to the same extent as if it were the original Purchaser hereunder, or (iv) a transfer made in accordance with Rule 144 under the Securities Act. For purposes of this Agreement "Affiliated Party" shall mean, with respect to any Purchaser, any person or entity (including without limitation any firm or partnership) which, directly or indirectly, controls, is controlled by or is under common control with such Purchaser, including, without limitation, any general partner, officer or director of such Purchaser and any venture capital fund now or hereafter existing which is controlled by one or more general partners of, or shares the same management company as, such Purchaser.

                  (c) Each Note issued hereunder shall bear a legend substantially in the following form:

                  "This Note has not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until this
                  Note is registered under such Act or an opinion of counsel is obtained to the effect that such registration is not required."

                  (d) Upon conversion of any Note into shares of the Company's Common Stock, such share certificate shall bear a legend substantially in the following form:

                   "These shares have not been registered under the Securities
                  Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until these shares are registered under such Act or an opinion of counsel is obtained to the effect that such registration is not required."

         The foregoing legends shall be removed from the certificates representing any Restricted Securities, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Securities Act or other exemption.

      6. Miscellaneous.

            6.1 Successors and Assigns. This Agreement, and the rights and obligations of Purchaser hereunder, may be assigned by such Purchaser to (a) any person or entity to which Restricted Securities are transferred by Purchaser, or
(b) to any to any affiliate, partner, member, stockholder or subsidiary of Purchaser, and, in each case, such transferee shall be deemed a "Purchaser" for purposes of this Agreement; provided that such assignment of rights shall be contingent upon the transferee providing a written instrument to the Company notifying the Company of such transfer and assignment and agreeing in writing to be bound by the terms of this Agreement. The Company may not assign its rights under this Agreement.

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

            6.2 Survival of Representations and Warranties. All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the closing of the transactions contemplated hereby.

            6.3 Brokers. The Company and Purchaser each (i) represents and warrants to the other party hereto that it has not retained a finder or broker in connection with the transactions contemplated by this Agreement, and (ii) will indemnify and save the other parties harmless from and against any and all claims, liabilities or obligations with respect to brokerage or finders' fees or commissions, or consulting fees in connection with the transactions contemplated by this Agreement asserted by any person on the basis of any statement or representation alleged to have been made by such indemnifying party.

            6.4 Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

            6.5 Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Purchaser shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

            6.6 Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware (without reference to the conflicts of law provisions thereof). Any legal action or proceeding with respect to this Agreement shall be brought in the courts of the State of New York or of the United States of America located in the State of New York. By execution and delivery of this Agreement, each of the parties hereto accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereby irrevocably waive an objection or defense that they now or hereafter have to the assertion of personal jurisdiction by any court in any such action or to the laying of the venue of any such action in any such court, and hereby waive, to the extent not prohibited by law, and agree not to assert, by way of motion, as a defense, or otherwise, in any such proceeding, any claim that it is not subject to the jurisdiction of the above-named courts for such proceedings.

            6.7 Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (i) three business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set in the introduction to this Agreement.

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

      Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

            6.8 Complete Agreement. This Agreement (including the Note) constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

            6.9 Amendments and Waivers. This Agreement may be amended or terminated and the observance of any term herein may be waived with the written consent of the Company and the Purchaser. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

            6.10 Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

            6.11 Section Headings and References. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties. Any reference in this agreement to a particular section or subsection shall refer to a section or subsection of this Agreement, unless specified otherwise.

      IN WITNESS WHEREOF, the parties have executed this Note Purchase Agreement as of the date first written above.

                                       COMPANY:

                                       MOONEY AEROSPACE GROUP, LTD.



                                       By:
                                          ------------------------------
                                       Name: Gretchen Jahn, President

                                       PURCHASER:

                                       ALPHA CAPITAL ANSTALT

                                       By:
                                          ------------------------------
                                       Name:
                                            ----------------------------
                                       Title:
                                             ---------------------------


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